____________________________

Exhibit 99.1

CERTIFICATE PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

____________________________

Exhibit 99.1

CERTIFICATE PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Appalachian Bancshares, Inc. Employees’ Savings & Profit Sharing Plan and Trust (the “Plan”) on Form 11-K, for the year ended December 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Tracy R. Newton, Plan Administrator, does hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the net assets available for benefits and changes in net assets available for benefits of the Plan.

By:	/s/ Tracy R. Newton
Tracy R. Newton Plan Administrator

Date June 29, 2005